UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

Grayscale Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Operating, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Digital Large Cap Fund LLC Shares	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 3, 2025, Grayscale Investments Sponsors, LLC, a manager (the “Manager”) of Grayscale Digital Large Cap Fund LLC (the “Fund”), completed its quarterly review of the Fund’s portfolio and initiated the process of rebalancing the Fund in accordance with the fund construction criteria, as described in the Fund’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on September 6, 2024 (the “Annual Report”). In accordance with the fund construction criteria, the digital assets held by the Fund (the “Fund Components”) consist of the digital assets (the “Index Components”) included in the CoinDesk Large Cap Select Index (the “DLCS”), subject to the Manager’s discretion to exclude an Index Component under certain circumstances. The DLCS is rebalanced quarterly, beginning 14 days before the second business day of each January, April, July and October. On January 3, 2025, CoinDesk Indices, Inc. (in this capacity, the “Index Provider”) completed the quarterly rebalancing of the DLCS and determined that Bitcoin, Ethereum (“Ether”), XRP, Solana (“SOL”), and Cardano (“ADA”) met the inclusion criteria of the DLCS Index. Accordingly, the Manager adjusted the Fund’s portfolio by selling Avalanche (“AVAX”) and other existing Fund Components, and using the cash proceeds to purchase ADA and other existing Fund Components. As a result of the rebalancing, ADA has been added to the Fund, and AVAX has been removed from the Fund. As of January 6, 2025, following the rebalancing, the Fund Components consisted of 73.52% Bitcoin, 16.16% Ether, 5.05% XRP, 3.83% SOL, and 1.44% ADA, and each of the Fund’s Shares represented 0.0004 Bitcoin, 0.0022 Ether, 1.0664 XRP, 0.0089 SOL, and 0.6641 ADA. Additional information regarding the Fund’s quarterly rebalancing is available in the Fund’s periodic reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q. A copy of the press release announcing the Fund’s quarterly rebalancing for the quarter ended December 31, 2024 is attached to this Current Report as Exhibit 99.1.

The information below has been derived from publicly available information concerning ADA.

Cardano

ADA is a digital asset that is created and transmitted through the operations of the peer-to-peer Cardano network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Cardano network, the infrastructure of which is collectively maintained by a decentralized user base. The Cardano network allows people to exchange tokens of value, called ADA, which are recorded on a public transaction ledger known as a blockchain. ADA can be used to pay for goods and services, including computational power on the Cardano network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Digital Asset Exchanges or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Cardano network was designed to allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ADA on the Cardano network. When operational, smart contract operations are executed on the Cardano blockchain in exchange for payment of ADA. Like the Ethereum network, the Cardano network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

Cardano was founded by Charles Hoskinson, an early contributor of the Ethereum Network, as a proof-of-stake alternative to blockchains relying on proof-of-work. The proof-of-stake consensus mechanism is intended to provide lower energy consumption in the validation of the network and potentially faster transaction times. The Cardano Foundation, a Swiss non-profit organization that administered the original network launch and token distribution, contributes to the development of the Cardano network. The Cardano Foundation has contracted IOHK, a company founded by Hoskinson, to continue building and maintaining the Cardano network.

For operational purposes, the Fund values each Fund Component it holds by reference to a “Digital Asset Reference Rate.” The Digital Asset Reference Rate for each Fund Component at any time is the Indicative Price for such Fund Component as of 4:00 p.m., New York time, on the most recent business day. The “Indicative Price” is a volume-weighted average price in U.S. dollars of a digital asset for the immediately preceding 60-minute period derived from data collected from Digital Asset Trading Platforms trading such Fund Component (each, a “Constituent Trading Platform”) selected by CoinDesk Indices, Inc. (in this capacity, the “Reference Rate Provider”).

The Constituent Trading Platforms included in the Indicative Price for each respective Fund Component as of January 4, 2025 were as follows:

•
Bitcoin: Coinbase, Kraken, and Crypto.com
•
Ether: Coinbase, Crypto.com, and Bullish
•
XRP: Coinbase, Kraken, and Crypto.com
•
SOL: Coinbase, Kraken, and Crypto.com
•
ADA: Coinbase, Kraken, and Crypto.com

Effective January 3, 2025, the Reference Rate Provider removed LMAX Digital as a Constituent Trading Platform used to calculate the Indicative Price for Ether and added Bullish as a Constituent Trading Platform, due to Bullish exceeding LMAX Digital in trading volume for Ether, as part of its scheduled quarterly review.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Grayscale Digital Large Cap Fund’s Quarterly Rebalancing (OTCQX: GDLC)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Operating, LLC as Manager of Grayscale Digital Large Cap Fund LLC

Date:	January 8, 2025	By:	/s/ Edward McGee
Edward McGee Chief Financial Officer*

* The Registrant is a fund and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Operating, LLC, the Manager of the Registrant.